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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             _____________________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 7, 1994

                     BLOCKBUSTER ENTERTAINMENT CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                                 0-12700              75-1849418
(STATE OR OTHER JURISDICTION           (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION)                        FILE NO.)          IDENTIFICATION NO.)

ONE BLOCKBUSTER PLAZA, FORT LAUDERDALE, FL                             33301
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (301) 832-3000

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





                       EXHIBIT INDEX APPEARS ON PAGE ___

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                 (a) Not applicable.

                 (b) On January 7, 1994, Blockbuster Entertainment Corporation, a Delaware corporation (the "Registrant"), and Viacom Inc., a Delaware corporation ("Viacom"), entered into an Agreement and Plan of Merger, dated as of January 7, 1994 (the "Merger Agreement") under which the Registrant would merge with and into Viacom, with Viacom being the surviving corporation (the "Merger"). Under the terms of the Merger Agreement, as of the effective time of the Merger, each outstanding share of the Registrant's common stock, par value $.10 per share (the "Common Stock"), other than any shares of Common Stock held in treasury of the Registrant, or owned by Viacom or any direct or indirect subsidiary of Viacom or the Registrant and any dissenting shares (if applicable), shall be converted automatically into the right to receive (i) .08 of one share of Viacom Class A Common Stock, par value $.01 per share ("Viacom Class A Common Stock"), (ii) .60615 of one share of Viacom Class B Common Stock, par value $.01 per share ("Viacom Class B Common Stock"), and (iii) up to an additional .13829 of one share of Viacom Class B Common Stock, with such amount to be determined in accordance with, and the right to receive such shares to be evidenced by, one variable common right (a "VCR") issued by Viacom. In addition, employee stock options and warrants outstanding as of the effective time of the Merger will become exercisable thereafter for the Merger consideration described above. Pursuant to the terms of the Registrant's stock option plans, the vesting of the employee stock options will be accelerated in connection with the Merger.

                 The VCRs convert into Viacom Class B Common Stock under certain circumstances. The number of shares into which the VCRs convert will generally be based upon the highest 30 consecutive trading day average price of the Viacom Class B Common Stock during the 90 trading day period prior to the conversion date, which occurs on the first anniversary of the completion of the Merger. In the event that such value is more than $40.00 per share but less than $48.00 per share, the VCRs will convert into the right to receive .05929 of a share of Viacom Class B Common Stock. If such value is below $40.00 per share, such number of shares will increase ratably to the maximum of .13829 of a share of Viacom Class B Common Stock at a value of $36.00 per share or, if such value is above $48.00 per share, the number of shares into which the VCR will convert will decrease ratably to have no value at a price of $52.00 per share. The upward adjustment in the value of the VCR in excess of .05929 of a share of Viacom Class B Common Stock will not be made in the event that, during any 30 trading day period following the completion of the Merger

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and prior to the conversion date, the average closing price exceeds $40.00 per share. In the event that during any such period such average price exceeds $52.00 per share, the VCR will terminate.

                 Consummation of the Merger is subject to certain conditions, including, among other things, approval of the Merger by the stockholders of the Registrant and Viacom, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, receipt of certain regulatory approvals and confirmation that the Merger qualifies as a tax-free reorganization for federal income tax purposes. In addition, the Merger Agreement provides that the Registrant will reimburse Viacom for its transaction-related expenses if the Merger Agreement is terminated and certain other conditions are met, up to a maximum of $50 million.

                 The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

                 In addition, the Registrant and National Amusements, Inc., the majority stockholder of Viacom ("NAI"), have entered into a Voting Agreement, dated as of January 7, 1994 (the "Voting Agreement"), pursuant to which NAI has agreed to vote the shares of Viacom Class A Common Stock held by it in favor of the Merger and the Merger Agreement at any meeting of the stockholders of Viacom and in any action by consent of the stockholders of Viacom.

                 A copy of the Voting Agreement is attached hereto as Exhibit
99.2 and the summary of the Voting Agreement set forth herein is qualified in its entirety by reference thereto.

ITEM 5.  OTHER EVENTS.

                 Concurrently with the execution of the Merger Agreement, the Registrant and Viacom entered into a subscription agreement, dated as of January 7, 1994 (the "Subscription Agreement"), pursuant to which the Registrant has agreed to subscribe for and purchase from Viacom, and Viacom has agreed to issue and sell to Registrant, 22,727,273 shares of Viacom B Common Stock, for an aggregate purchase price of approximately $1,250,000,000 representing a purchase price of $55.00 per share.

                 The obligations of Registrant to consummate the purchase and sale under the Subscription Agreement are subject to, among other things, Viacom having accepted for payment 50.1% of





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the outstanding shares of common stock of Paramount Communications, Inc. on a fully diluted basis pursuant to its tender offer therefor.

                 Additionally, pursuant to the Subscription Agreement, Viacom has granted to the Registrant customary registration rights with respect to the shares of Viacom Class B Common Stock purchased thereunder.

                 The Subscription Agreement provides that in the event the Merger Agreement is terminated (other than by Viacom as a result of a breach of a representation, warranty, covenant or agreement of the Registrant contained therein), the Registrant has certain rights in the event that the Viacom Class B Common Stock trades at levels below $55.00 per share during the one year period after such termination.

                 The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is attached hereto as Exhibit 99.1.

                 A copy of the joint press release, dated January 7, 1994, relating to each of the above-described transactions is attached hereto as
Exhibit 99.3.





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ITEM 7:          FINANCIAL STATEMENT, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS.

                 (a) Not applicable

                 (b) Not applicable

                 (c) Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of January 7, 1994, between Blockbuster Entertainment Corporation and Viacom Inc.

                 99.1 Subscription Agreement, dated as of January 7, 1994, between Blockbuster Entertainment Corporation and Viacom Inc.

                 99.2 Voting Agreement, dated as of January 7, 1994, between National Amusements, Inc. and Blockbuster Entertainment Corporation.

                 99.3 Joint Press Release issued by Blockbuster Entertainment Corporation and Viacom Inc. on January 7, 1994.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BLOCKBUSTER ENTERTAINMENT CORPORATION



                                  By: /s/ Gregory K. Fairbanks
                                     ---------------------------------
                                           Name:  Gregory K. Fairbanks
                                           Title: Senior Vice President,
                                                  Treasurer and
                                                  Chief Financial Officer



Date:  January 12, 1994





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                                 EXHIBIT INDEX


                  2.1 Agreement and Plan of Merger, dated as of January 7, 1994, between Blockbuster Entertainment Corporation and Viacom Inc.

                 99.1 Subscription Agreement, dated as of January 7, 1994, between Blockbuster Entertainment Corporation and Viacom Inc.

                 99.2 Voting Agreement, dated as of January 7, 1994, between National Amusements, Inc. and Blockbuster Entertainment Corporation.

                 99.3 Joint Press Release by Blockbuster Entertainment Corporation and Viacom Inc. dated January 7, 1994.





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